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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05845

Invesco Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 05/31/13

Item 1. Schedule of Investments.

Invesco Senior Loan Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2013

invesco.com/us	VK-SLO-QTR-1 05/13	Invesco Advisers, Inc.

Schedule of Investments

May 31, 2013

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Variable Rate Senior Loan Interests–101.75%(a)(b)

Aerospace & Defense–2.31%

ARINC Inc., Second Lien Term Loan	6.20%	10/25/15	$917	$901,292
Aveos Fleet Performance Inc. (Canada), First Lien Revolver Loan (c)	0.00%	06/28/13	491	489,398
First Lien Term Loan (c)	0.00%	06/28/13	128	129,873
AVIO S.p.A. (Italy), Extended Term Loan B2	3.07%	06/14/17	438	438,400
Extended Term Loan C2	3.94%	12/14/17	467	469,716
Camp International Holding Co., First Lien Term Loan	5.25%	05/31/19	2,433	2,463,447
DAE Aviation Holdings, Inc., Term Loan B1 (Acquired 11/07/12; Cost $2,772,262)	6.25%	11/02/18	2,824	2,876,625
Term Loan B2 (Acquired 11/07/12; Cost $1,256,752)	6.25%	11/02/18	1,280	1,304,070
IAP Worldwide Services, Inc., Extended First Lien Term Loan	10.00%	12/31/15	6,863	4,724,328
Landmark U.S. Holdings LLC, Canadian Term Loan	5.75%	10/25/19	369	371,948
First Lien Term Loan	5.75%	10/25/19	3,647	3,678,905
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18	677	684,085
PRV Aerospace LLC, Term Loan B	6.50%	05/09/18	3,526	3,552,145
Sequa Corp., Term Loan B	5.25%	06/19/17	2,422	2,453,210
TASC, Inc., Term Loan B	4.50%	12/18/15	4,458	4,473,349
				29,010,791

Air Transport–0.96%

Delta Air Lines, Inc., Revolver Loan (d)	0.00%	04/20/16	8,340	7,954,729
Revolver Loan (e)	—	10/18/17	1,227	1,128,417
United Airlines, Inc., Term Loan B	4.00%	04/01/19	546	552,857
US Airways Group Inc., Term Loan B1	4.25%	05/23/19	2,420	2,424,139
				12,060,142

Automotive–4.35%

Affinia Group Intermediate Holdings Inc., Term Loan B2	4.75%	04/25/20	1,893	1,905,007
August U.S. Holding Co., Inc., Luxco Second Lien Term Loan (Acquired 05/04/12; Cost $926,454)	10.50%	04/29/19	947	960,755
Luxco Term Loan B1	5.00%	04/27/18	1,017	1,025,611
Second Lien Term Loan (Acquired 05/04/12; Cost $303,347)	10.50%	04/29/19	310	314,583
Term Loan B1	5.00%	04/27/18	782	788,946
BBB Industries, LLC, Term Loan	5.50%	03/27/19	3,294	3,310,846
Federal-Mogul Corp., Term Loan B	2.14%	12/29/14	5,451	5,349,904
Term Loan C	2.14%	12/28/15	3,679	3,610,797
Goodyear Tire & Rubber Company (The), Second Lien Term Loan	4.75%	04/30/19	3,831	3,865,667
Hertz Corp., LOC	3.75%	03/09/18	2,102	2,076,066
Term Loan B1	3.75%	03/11/18	34	34,134
KAR Auction Services, Inc., Term Loan B	3.75%	05/19/17	2,242	2,277,229
Key Safety Systems, Inc., Term Loan B	4.75%	05/09/18	3,350	3,371,304
Metaldyne Co., LLC, Term Loan B	5.00%	12/18/18	3,145	3,219,643
Schaeffler AG (Germany), Term Loan C	4.25%	01/27/17	5,164	5,239,663
TI Group Automotive Systems, LLC, Term Loan B	5.50%	03/27/19	7,846	7,934,208
Tower International Inc., Term Loan	5.75%	04/23/20	4,469	4,528,532
Transtar Holding Co., First Lien Term Loan	5.50%	10/09/18	3,858	3,915,817
Second Lien Term Loan	9.75%	10/09/19	859	886,501
				54,615,213

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Beverage and Tobacco–0.83%

DS Waters Enterprises, L.P., First Lien Term Loan (Acquired 02/27/12-03/26/12; Cost $2,987,973)	10.50%	08/29/17	$3,035	$3,110,764
North American Breweries, Inc., Term Loan B	7.50%	12/11/18	3,598	3,616,209
Smart Balance, Inc., Term Loan	7.00%	07/02/18	3,586	3,642,156
				10,369,129

Building & Development–4.03%

ABC Supply Co., Inc., Term Loan B	3.50%	04/16/20	4,189	4,211,217
Axia Acquisition Corp., PIK Second Lien Term Loan A (f)(g)	11.00%	03/11/16	995	930,618
Revolver Loan (d)(g)	0.00%	03/11/16	1,750	1,653,530
Second Lien Term Loan B (g)	5.00%	03/12/16	1,627	1,537,900
Building Materials Holding Corp., PIK Second Lien Term Loan (f)	8.00%	01/05/15	4,710	4,638,944
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/20	2,994	3,113,487
Term Loan B1	4.00%	04/10/19	11,116	11,206,731
CB Richard Ellis Services, Inc., Term Loan B	2.95%	03/29/21	791	792,815
CPG International Inc., Term Loan	5.75%	09/18/19	715	721,782
Custom Building Products, Inc., Term Loan B	6.00%	12/12/19	4,022	4,072,070
HD Supply, Inc., Term Loan B	4.50%	10/12/17	4,392	4,436,715
Lake at Las Vegas Joint Venture, LLC, PIK Exit Revolver Loan (Acquired 07/16/12; Cost $16,242) (d)(f)	0.00%	02/28/17	16	6,172
PIK Exit Revolver Loan (Acquired 07/19/10-01/29/13; Cost $200,464) (f)	5.00%	02/28/17	200	76,176
Nortek, Inc., Term Loan	5.25%	04/26/17	981	992,006
Re/Max International, Inc., Term Loan	5.50%	04/15/16	1,237	1,252,007
Realogy Corp., Extended LOC	4.44%	10/10/16	1	641
Extended Term Loan B	4.50%	03/05/20	7,472	7,559,220
LOC	3.19%	10/10/13	877	872,272
Rhodes Homes, PIK Term Loan (Acquired 11/23/05; Cost $1,526,071) (f)	2.28%	03/31/16	372	338,553
WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17	2,140	2,158,660
				50,571,516

Business Equipment & Services–7.74%

Advantage Sales & Marketing, Inc., Second Lien Term Loan	8.25%	06/17/18	663	673,818
Asurion LLC, Term Loan B1	4.50%	05/24/19	13,903	14,005,007
Audio Visual Services Group, Inc., First Lien Term Loan (Acquired 11/13/12; Cost $3,530,645)	6.75%	11/09/18	3,596	3,659,316
Brock Holdings III, Inc., First Lien Term Loan B	6.01%	03/16/17	415	421,290
Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18	3,684	3,727,798
Crossmark Holdings, Inc., First Lien Term Loan	4.50%	12/20/19	1,780	1,784,531
Second Lien Term Loan	8.75%	12/21/20	826	828,949
DigitalGlobe, Inc., Term Loan B	3.75%	01/31/20	1,642	1,655,022
Duff & Phelps Investment Management Co., Term Loan B	4.50%	04/23/20	886	896,158
DynCorp International LLC, Term Loan B	6.25%	07/07/16	460	463,775
Emdeon Business Services, LLC, Term Loan B2	3.75%	11/02/18	1,827	1,843,480
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18	5,836	5,927,720
First Data Corp., Extended Term Loan B	4.20%	03/23/18	13,265	13,239,220
Term Loan	4.20%	03/24/17	6,467	6,464,024
Term Loan B	4.20%	09/24/18	785	783,213
ISS Holdings AS (Denmark), Term Loan B12	3.75%	04/30/18	1,706	1,720,925
Kronos Inc., First Lien Term Loan	4.50%	10/30/19	6,743	6,811,717
Second Lien Term Loan	9.75%	04/30/20	1,322	1,388,531
Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19	5,164	5,555,809
Mitchell International, Inc., Extended First Lien Term Loan	3.81%	03/28/16	302	302,675
Second Lien Term Loan	5.56%	03/30/15	3,897	3,916,167

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Business Equipment & Services–(continued)
SourceHov LLC, First Lien Term Loan B	5.25%	04/30/18	$874	$886,165
Second Lien Term Loan	8.75%	04/30/19	352	359,305
Spin Holdco Inc., First Lien Term Loan B	4.25%	11/14/19	3,508	3,539,764
Sungard Data Systems, Inc., Term Loan C	3.95%	02/28/17	985	992,850
Term Loan D	4.50%	01/31/20	1,726	1,752,102
Term Loan E	4.00%	03/08/20	6,369	6,463,589
TNS, Inc., First Lien Term Loan	5.00%	02/14/20	1,844	1,871,383
Second Lien Term Loan	9.00%	08/14/20	165	165,480
Total Safety US Inc., First Lien Term Loan	5.75%	03/13/20	640	646,077
Second Lien Term Loan	9.25%	09/13/20	243	248,727
WASH Multifamily Laundry Systems, LLC, Term Loan	5.25%	02/21/19	1,342	1,351,836
West Corp., Extended Revolver Loan (d)	0.00%	01/15/16	3,192	2,873,185
				97,219,608

Cable & Satellite Television–3.86%

Atlantic Broadband Finance, LLC, Term Loan B	3.25%	12/02/19	1,803	1,809,195
Cequel Communications, LLC, Term Loan B	3.50%	02/14/19	742	746,561
CSC Holdings, Inc., Term Loan B	2.69%	04/17/20	8,910	8,899,473
Harron Communications Corp., Term Loan B	5.00%	10/06/17	3,591	3,633,658
Kabel Deutschland GmbH (Germany), Term Loan F1	3.25%	02/01/19	1,328	1,331,027
MCC Illinois, LLC, Term Loan C	1.66%	01/30/15	1,500	1,508,107
Term Loan E	4.50%	10/23/17	3,983	4,015,527
MCC Iowa LLC, Term Loan D-1	1.91%	01/30/15	1,132	1,136,674
Term Loan H	3.25%	01/29/21	4,511	4,524,388
Media Holdco, L.P., Term Loan B	7.25%	07/24/18	2,687	2,727,436
Telecommunications Management, LLC, First Lien Term Loan	5.00%	04/30/20	1,818	1,831,675
UPC Financing Partnership, Term Loan AH	3.25%	06/30/21	2,966	2,970,948
WaveDivision Holdings, LLC, Term Loan B	4.00%	08/09/19	1,645	1,661,812
WideOpenWest Finance LLC, Term Loan B	4.75%	04/01/19	5,923	5,984,582
Yankee Cable Acquisition, LLC, Term Loan B	5.25%	03/01/20	5,651	5,726,913
				48,507,976

Chemicals & Plastics–5.75%
AI Chem & Cy S.C.A., Second Lien Term Loan	8.25%	04/03/20	463	476,472
Term Loan B1	4.50%	10/03/19	1,328	1,340,263
Term Loan B2	4.50%	10/03/19	689	695,398
Arysta LifeScience Corp., First Lien Term Loan	4.50%	05/29/20	6,616	6,655,219
Second Lien Term Loan	8.00%	11/30/20	1,087	1,101,294
Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18	6,399	6,463,023
DuPont Performance Coatings, Inc., Term Loan B	4.75%	02/03/20	13,833	13,968,973
Emerald Performance Materials, LLC, First Lien Term Loan B (Acquired 05/15/12; Cost $3,118,720)	6.75%	05/18/18	3,131	3,154,896
Houghton International, Inc., First Lien Term Loan B	4.00%	12/20/19	1,940	1,946,880
INEOS Holdings Ltd., Term Loan	4.00%	05/04/18	14,402	14,423,709
Nusil Technology, LLC, Term Loan	5.25%	04/07/17	460	462,170
PQ Corp., Term Loan	4.50%	08/07/17	8,057	8,133,653
Taminco N.V., Term Loan B2	4.25%	02/15/19	3,049	3,080,449
TricorBraun, Inc., Term Loan B	4.00%	05/03/18	3,707	3,733,254
Univar Inc., Term Loan B	5.00%	06/30/17	6,575	6,543,124
				72,178,777

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Clothing & Textiles–0.51%

Calceus Acquisition, Inc., Term Loan	5.75%	01/31/20	$1,380	$1,396,924
PVH Corp., Term Loan B	3.25%	02/13/20	3,738	3,764,933
Wolverine World Wide, Inc., Term Loan B	4.00%	07/31/19	1,264	1,280,323
				6,442,180

Conglomerates–0.18%

RGIS Services, LLC, Term Loan C	5.50%	10/18/17	1,788	1,799,828
Walter Energy, Inc., Term Loan B	5.75%	04/02/18	500	503,543
				2,303,371

Containers & Glass Products–3.37%
Berlin Packaging LLC, First Lien Term Loan	4.75%	04/02/19	2,899	2,936,505
Second Lien Term Loan	8.75%	04/02/20	1,054	1,075,552
BWAY Corp., Term Loan B	4.50%	08/07/17	3,186	3,228,233
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19	1,165	1,182,281
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	1,620	1,639,098
Exopack, LLC, Term Loan B	5.00%	05/31/17	5,588	5,623,283
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	5,771	5,800,299
Pact Group Pty Ltd., Term Loan B	3.75%	05/29/20	4,812	4,841,651
Pertus Sechszehnte GmbH (Germany), Term Loan B2	2.57%	06/12/15	4,045	4,049,374
Term Loan C2	2.82%	06/13/16	4,045	4,069,599
Ranpak Corp., First Lien Term Loan	4.50%	04/23/19	638	646,339
Second Lien Term Loan	8.50%	04/23/20	717	735,355
Reynolds Group Holdings Inc., Revolver Loan (d)	0.00%	11/05/14	6,528	6,523,950
				42,351,519

Cosmetics & Toiletries–1.03%

Bausch & Lomb, Inc., Term Loan	4.00%	05/17/19	9,264	9,306,948
Levlad, LLC, Exit Term Loan	10.00%	03/05/15	503	495,912
Marietta Intermediate Holding Corp., PIK First Lien Term Loan B (Acquired 12/22/04-02/06/13; Cost $10,341,201) (f)(g)	7.00%	02/19/15	3,204	3,091,602
				12,894,462

Drugs–1.02%

Harlan Laboratories, Inc., Term Loan B	3.74%	07/11/14	4,615	4,099,249
IMS Health Inc., Term Loan B1	3.75%	09/01/17	1,086	1,094,127
Medpace, Inc., Term Loan B	5.50%	06/16/17	3,608	3,635,057
Valeant Pharmaceuticals International, Inc., Series C-1, Term Loan B	3.50%	12/11/19	3,886	3,917,698
				12,746,131

Ecological Services & Equipment–1.58%

ADS Waste Holdings, Inc., Term Loan B	4.25%	10/09/19	1,538	1,551,166
Environmental Systems Products Holdings, Inc., Second Lien Term Loan (Acquired 01/25/12; Cost $298,649)	15.50%	03/31/17	299	298,649
ServiceMaster Co. (The), Extended Term Loan B	4.45%	01/31/17	3,070	3,075,343
Term Loan C	4.25%	01/31/17	12,717	12,753,136
Synagro Technologies, Inc., First Lien Term Loan B	2.28%	04/02/14	892	880,982
WCA Waste Systems, Inc., Term Loan	4.00%	03/23/18	1,313	1,322,065
				19,881,341

Electronics & Electrical–5.44%

Aeroflex Inc., Term Loan B1	4.50%	11/09/19	1,437	1,449,027
Blackboard, Inc., Second Lien Term Loan	11.50%	04/04/19	2,142	2,191,662
Term Loan B2	6.25%	10/04/18	8,904	9,082,134

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Electronics & Electrical–(continued)

DEI Sales, Inc., Term Loan B	5.75%	07/13/17	$3,733	$3,740,302
Deltek, Inc., First Lien Term Loan	5.00%	10/10/18	2,530	2,564,622
DG FastChannel, Inc., Term Loan B	7.25%	07/26/18	3,855	3,806,620
Edwards (Cayman Islands II) Ltd. (Cayman Islands), First Lien Term Loan B	4.75%	03/26/20	458	462,081
Freescale Semiconductor, Inc., Term Loan B4	5.00%	03/02/20	13,735	13,840,194
Infor (US), Inc., Term Loan B2	5.34%	04/05/18	809	818,547
Term Loan B3	3.75%	05/29/20	1,178	1,182,680
ION Trading Technologies S.a.r.l. (Luxembourg), First Lien Term Loan	4.50%	05/22/20	2,252	2,276,716
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18	4,099	4,135,351
Riverbed Technology, Inc., Term Loan	4.00%	12/18/19	2,584	2,623,160
RP Crown Parent, LLC, First Lien Term Loan	6.75%	12/21/18	5,224	5,312,572
Second Lien Term Loan	11.25%	12/20/19	880	935,484
Ship US Bidco, Inc. (Luxembourg), Term Loan B2A	5.25%	11/30/17	1,088	1,097,983
Term Loan C2 (e)	—	05/02/22	2,114	2,141,094
SkillSoft Corp., Term Loan B	5.00%	05/26/17	1,597	1,618,521
Sophia, L.P., Term Loan B	4.50%	07/19/18	5,674	5,727,968
SS&C Technologies Inc., Term Loan B-1	5.00%	06/07/19	2,967	2,993,262
Term Loan B-2	5.00%	06/07/19	307	309,648
				68,309,628

Equipment Leasing–0.23%

Flying Fortress Inc., Term Loan	3.50%	06/30/17	2,884	2,913,915

Financial Intermediaries–3.41%

Geo Group, Inc. (The), Term Loan B	3.25%	04/03/20	628	632,718
Intertrust Group Holding S.A. (Netherlands), Term Loan B2 (Acquired 02/07/13; Cost $1,305,292)	4.70%	02/07/20	1,305	1,314,265
iPayment, Inc., Term Loan B	5.75%	05/08/17	6,188	6,149,665
LPL Holdings, Inc., Term Loan B	3.25%	03/29/19	1,457	1,460,083
Moneygram International, Inc., Term Loan B	4.25%	03/27/20	7,371	7,413,308
Nuveen Investments, Inc., First Lien Term Loan B	4.19%	05/13/17	17,553	17,661,019
RJO Holdings Corp., FCM Term Loan (Acquired 12/10/10-01/21/11; Cost $75,108)	6.20%	12/10/15	151	119,167
Term Loan B	6.95%	12/10/15	5,271	4,243,062
Transfirst Holdings, Inc., First Lien Term Loan B1	4.75%	12/27/17	2,278	2,295,402
Second Lien Term Loan	11.00%	06/27/18	1,508	1,544,705
				42,833,394

Food & Drug Retailers–0.95%
Rite Aid Corp., Second Lien Term Loan 1	5.75%	08/21/20	1,939	2,011,235
Term Loan 6	4.00%	02/21/20	304	307,022
Roundy’s Supermarkets, Inc., Term Loan B	5.75%	02/13/19	2,985	2,933,110
Sprouts Farmers Markets Holdings, LLC, Term Loan	4.50%	04/23/20	2,553	2,566,207
Supervalu Inc., Refi Term Loan B	5.00%	03/21/19	4,089	4,083,558
				11,901,132

Food Products–2.34%
AdvancePierre Foods, Inc., First Lien Term Loan	5.75%	07/10/17	8,092	8,161,127
Second Lien Term Loan	9.50%	10/10/17	859	883,015
Candy Intermediate Holdings, Inc., Term Loan	7.51%	06/18/18	3,684	3,714,790
Del Monte Corp., Term Loan	4.00%	03/08/18	3,117	3,138,075
Dole Food Company Inc., Term Loan B	3.75%	04/01/20	2,100	2,109,247
Hostess Brands, Inc., Term Loan B	6.75%	04/09/20	1,126	1,158,802

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Food Products–(continued)

JBS USA Holdings, Inc., Term Loan	3.75%	05/25/18	$3,500	$3,528,006
Pinnacle Foods Finance LLC, Term Loan G	3.25%	04/29/20	6,660	6,677,671
				29,370,733

Food Service–2.49%

Aramark Corp., Term Loan D	4.00%	08/22/19	4,275	4,335,574
Focus Brands, Inc., Refi First Lien Term Loan	4.26%	02/21/18	2,638	2,662,192
Landry’s, Inc., Term Loan B	4.75%	04/24/18	763	773,873
OSI Restaurant Partners, LLC, Term Loan	3.50%	10/25/19	587	587,885
Restaurant Holding Co., LLC, Term Loan B (Acquired 02/28/12-01/15/13; Cost $1,802,235)	9.00%	02/17/17	1,795	1,821,828
Seminole Hard Rock Entertainment, Inc., Term Loan B	3.50%	05/15/20	1,165	1,171,116
Weight Watchers International, Inc., Term Loan B2	3.75%	04/02/20	18,273	18,314,838
Wendy’s International, Inc., Term Loan B	3.25%	05/15/19	1,569	1,583,255
				31,250,561

Forest Products–0.10%

Xerium Technologies, Inc., Term Loan	7.25%	05/17/19	1,222	1,236,486

Health Care–7.40%
Alere, Inc., Incremental Term Loan B1	4.25%	06/30/17	449	455,610
Incremental Term Loan B2	4.25%	06/30/17	2,286	2,317,435
Term Loan B	4.25%	06/30/17	2,602	2,637,745
Apria Healthcare Group Inc., Term Loan	6.75%	04/05/20	10,214	10,307,421
ATI Holdings, Inc., Term Loan	5.75%	12/20/19	1,367	1,390,422
Biomet Inc., Extended Term Loan B1	3.97%	07/25/17	2,447	2,467,588
CareStream Health, Inc., Term Loan B	5.00%	02/25/17	4,660	4,675,434
DJO Finance LLC, Term Loan B3	4.75%	09/15/17	8,927	9,070,237
Drumm Investors, LLC, Term Loan	5.00%	05/04/18	5,983	5,788,814
Genoa Healthcare Group, LLC, First Lien Term Loan B (Acquired 09/12/05; Cost $614,111)	7.25%	08/08/14	614	583,406
PIK Second Lien Term Loan (f)	14.00%	02/10/15	1,133	974,206
HCA, Inc., Extended Term Loan B4	2.94%	05/01/18	7,373	7,409,961
Term Loan B5	3.03%	03/31/17	2,267	2,277,839
Health Management Associates, Inc., Term Loan B	3.50%	11/16/18	305	307,544
Kindred Healthcare, Inc., Term Loan B1	4.25%	06/01/18	6,426	6,458,560
Kinetic Concepts, Inc., Term Loan C1	5.50%	05/04/18	19,528	19,832,800
Sage Products Holdings, LLC, First Lien Term Loan B	4.25%	12/13/19	547	551,048
Surgical Care Affiliates, Inc., Extended Revolver Loan B (d)	0.00%	06/30/16	3,000	2,820,000
Extended Term Loan B	4.28%	12/29/17	6,993	7,027,464
TriZetto Group, Inc., Second Lien Term Loan D	8.50%	03/28/19	3,223	3,255,178
Term Loan B	4.75%	05/02/18	10	9,551
Western Dental Services, Inc., Term Loan B	8.25%	11/01/18	2,279	2,304,602
				92,922,865

Home Furnishings–0.70%
Quality Home Brands Holdings, LLC, PIK Term Loan (f)	10.00%	06/30/14	991	874,492
PIK Term Loan (f)	11.75%	06/30/14	1,087	958,837
Serta Simmons Holdings, LLC, Term Loan	5.00%	10/01/19	1,762	1,777,183
Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	2,009	2,022,753
Tempur-Pedic International Inc., Refi Term Loan B	3.50%	12/12/19	2,389	2,396,409
Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19	783	786,258
				8,815,932

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Industrial Equipment–2.32%

Alliance Laundry Systems LLC, Second Lien Term Loan	9.50%	12/10/19	$783	$802,634
Apex Tool Group, LLC, Term Loan B	4.50%	02/01/20	3,304	3,336,147
Dundee Holdco 4 Ltd., Term Loan B	5.50%	04/09/20	3,610	3,646,145
Generac Power Systems, Inc., Term Loan B	3.50%	05/30/20	2,069	2,074,160
Grede LLC, Term Loan B	4.50%	05/02/18	5,215	5,249,654
Milacron LLC, Term Loan	4.25%	03/28/20	1,857	1,874,950
Tank Holding Corp., Term Loan	4.25%	07/09/19	5,407	5,432,467
Tomkins Air Distributions, First Lien Term Loan	5.00%	11/09/18	2,130	2,155,631
Unifrax Corp., Term Loan	4.25%	11/28/18	568	573,527
WESCO Distribution, Inc., Term Loan B1	4.50%	12/12/19	3,998	4,033,530
				29,178,845

Insurance–0.74%

Compass Investors Inc., Term Loan	5.25%	12/27/19	1,377	1,390,619
Cooper Gay Swett & Crawford Ltd., First Lien Term Loan	5.00%	04/16/20	2,152	2,184,541
Second Lien Term Loan	8.25%	10/16/20	1,435	1,463,535
Sedgwick CMS Holdings, Inc., Second Lien Term Loan	9.00%	05/30/17	4,200	4,263,000
				9,301,695

Leisure Goods, Activities & Movies–3.57%

24 Hour Fitness Worldwide, Inc., Term Loan B	5.25%	04/22/16	6,220	6,305,322
Alpha Topco Ltd. (United Kingdom), Extended Term Loan B2	6.00%	04/30/19	9,819	9,965,016
AMC Entertainment, Inc., Term Loan	3.50%	04/30/20	2,921	2,936,297
AMF Bowling Worldwide, Inc., DIP Delayed Draw Term Loan (Acquired 12/14/12; Cost $79,716) (d)	0.00%	06/28/13	80	79,318
DIP Delayed Draw Term Loan (Acquired 12/14/12; Cost $186,004)	10.50%	06/28/13	186	185,074
Bright Horizons Family Solutions, Inc., Term Loan B	4.00%	01/30/20	341	344,444
Equinox Holdings, Inc., First Lien Term Loan	4.50%	01/31/20	3,428	3,461,794
Fender Musical Instruments Corp., Term Loan B	5.75%	04/03/19	653	654,787
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,628	1,642,683
Kasima, LLC, Term Loan B	3.25%	05/14/21	3,609	3,631,256
Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	3,359	3,399,794
Otter Products, LLC, Term Loan B	5.25%	04/29/19	1,203	1,210,040
Sabre, Inc., Term Loan B	5.25%	02/19/19	1,234	1,251,681
Term Loan C	4.00%	02/19/18	2,368	2,390,238
SeaWorld Parks & Entertainment, Inc., Term Loan B2	3.00%	05/14/20	932	932,136
SRAM, LLC, First Lien Term Loan B	4.01%	04/10/20	390	391,809
WMG Acquisition Corp., Delayed Draw Term Loan B1 (e)	—	07/01/20	574	572,628
Delayed Draw Term Loan B2 (e)	—	07/01/20	89	88,717
Zuffa LLC, Term Loan B	4.50%	02/25/20	5,371	5,404,101
				44,847,135

Lodging & Casinos–3.40%
Boyd Gaming Corp., Class A Revolver Loan (d)	0.00%	12/17/15	1,825	1,795,413
Class A Revolver Loan	3.66%	12/17/15	3,328	3,273,988
Caesars Entertainment Operating Co., Extended Term Loan B5	4.44%	01/26/18	288	254,490
Extended Term Loan B6	5.44%	01/26/18	18,904	16,947,299
Cannery Casino Resorts, LLC, First Lien Term Loan B	6.00%	10/02/18	4,529	4,603,087
Second Lien Term Loan	10.00%	10/02/19	843	830,711
Centaur Acquisition, LLC, First Lien Term Loan	5.25%	02/20/19	2,728	2,760,128
Golden Nugget, Inc., PIK Delayed Draw First Lien Term Loan (f)	3.20%	06/30/14	1,082	1,052,250
PIK First Lien Term Loan B (f)	3.20%	06/30/14	1,878	1,827,089

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Lodging & Casinos–(continued)

MGM Resorts International, Term Loan B	3.50%	12/20/19	$2,047	$2,055,686
Peninsula Gaming LLC, Term Loan B	4.25%	11/20/17	288	291,099
Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	3,035	3,067,775
Twin River Management Group, Inc., Term Loan B	6.50%	11/09/18	3,849	3,906,811
				42,665,826

Nonferrous Metals & Minerals–1.19%

Alpha Natural Resources, LLC, Term Loan B	3.50%	05/22/20	3,609	3,601,936
Arch Coal, Inc., Term Loan B	5.75%	05/16/18	6,888	6,968,200
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	4,312	4,333,609
				14,903,745

Oil & Gas–4.21%

Buffalo Gulf Coast Terminals LLC, Term Loan (Acquired 10/31/11-10/23/12; Cost $8,652,835)	5.25%	10/31/17	8,635	8,808,195
Chesapeake Energy Corp., Term Loan	5.75%	12/01/17	6,881	7,076,287
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	1,459	1,473,024
EMG Utica, LLC, Term Loan	4.75%	03/27/20	1,647	1,659,541
Glenn Pool Oil & Gas Trust, Term Loan (Acquired 06/08/11; Cost $1,611,626)	4.50%	05/02/16	1,612	1,619,684
NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17	6,234	6,307,066
Obsidian Natural Gas Trust (United Kingdom), Term Loan (Acquired 12/09/10-05/05/11; Cost $2,696,533)	7.00%	11/02/15	2,648	2,674,410
Ruby Western Pipeline Holdings, LLC, Term Loan B	3.50%	03/27/20	1,632	1,644,088
Samson Investment Co., Second Lien Term Loan	6.00%	09/25/18	4,932	4,976,368
Saxon Enterprises, LLC, Term Loan B	5.50%	02/15/19	3,498	3,544,180
Tallgrass Operations, LLC, Term Loan	5.25%	11/13/18	2,811	2,839,395
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	3,699	3,749,981
Utex Industries Inc., First Lien Term Loan	4.75%	04/10/20	1,435	1,446,790
Second Lien Term Loan	8.75%	04/10/21	430	437,627
Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	4,555	4,570,815
				52,827,451

Publishing–5.73%

Affiliated Media, Inc., Term Loan	8.50%	03/19/14	871	873,556
Cenveo Corp., Term Loan B	6.25%	02/13/17	6,895	6,984,461
Cygnus Business Media, Inc., PIK Term Loan (f)(g)	9.75%	06/30/13	5,512	3,031,799
EMI Music Publishing Ltd., Term Loan B1	4.25%	06/29/18	4,262	4,301,558
Endurance Business Media, Inc., First Lien Term Loan (Acquired 12/14/10; Cost $8,475,548) (g)	6.50%	12/15/14	6,465	1,292,983
F&W Media, Inc., Term Loan	7.75%	06/09/14	4,798	4,737,839
GateHouse Media, Inc., Revolver Loan (d)	0.00%	02/28/14	1,500	1,275,000
Getty Images, Inc., Revolver Loan (e)	—	10/18/17	1,463	1,356,777
Term Loan B	4.75%	10/18/19	12,477	12,575,354
Harland Clarke Holdings Corp., Extended Term Loan B2	5.44%	06/30/17	723	715,661
John Henry Holdings, Inc., First Lien Term Loan B	6.00%	12/06/18	2,865	2,933,167
Knowledgepoint360 Group, LLC, First Lien Term Loan (Acquired 05/18/07; Cost $1,291,494)	3.46%	04/14/14	1,291	1,130,057
Second Lien Term Loan (Acquired 05/18/07; Cost $1,010,000)	7.27%	04/13/15	1,000	725,000
MC Communications, LLC, PIK Term Loan (c)(f)	0.00%	06/30/13	3,923	235,371
MediMedia USA, Inc., Term Loan	8.00%	11/20/18	4,359	4,331,746
Merrill Communications, LLC, First Lien Term Loan	7.25%	03/08/18	6,830	6,898,135
Network Communications, Inc., Term Loan	5.52%	11/29/13	3,860	3,415,907
Newsday LLC, Term Loan	3.69%	10/12/16	2,848	2,851,875
ProQuest LLC, Term Loan B	6.00%	04/13/18	3,328	3,355,216
Southern Graphics, Inc., Term Loan	5.00%	10/17/19	3,982	4,027,089
Tribune Co., Term Loan B	4.00%	12/31/19	4,542	4,600,116
Yb (USA) LLC, Term Loan A3 (c)	0.00%	04/30/14	1,403	329,821
				71,978,488

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Radio & Television–4.67%

Barrington Broadcasting Group LLC, Term Loan B2	7.50%	06/14/17	$1,315	$1,324,381
Clear Channel Communications, Inc., Term Loan B	3.84%	01/29/16	28,208	26,281,004
FoxCo Acquisition Sub, LLC, First Lien Term Loan B	5.50%	07/14/17	3,732	3,790,609
Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18	3,126	3,161,202
Gray Television, Inc., Term Loan B	4.75%	10/15/19	2,823	2,866,274
LIN Television Corp., Term Loan B	4.00%	12/21/18	1,292	1,304,738
Mission Broadcasting, Inc., Term Loan B	4.25%	12/03/19	226	230,392
Multicultural Radio Broadcasting, Inc., Term Loan	7.00%	06/05/17	1,090	1,093,967
NEP/NCP Holdco, Inc., Second Lien Term Loan	9.50%	07/22/20	189	196,568
Nexstar Broadcasting, Inc., Term Loan	4.25%	12/03/19	535	544,966
Nine Entertainment Co., Term Loan B	3.50%	02/05/20	3,084	3,104,918
Raycom TV Broadcasting, Inc., Term Loan B	4.25%	05/31/17	3,656	3,673,888
Univision Communications Inc., Extended Term Loan	4.50%	03/02/20	7,859	7,855,140
Term Loan C3	4.00%	03/02/20	3,294	3,275,496
				58,703,543

Retailers (except Food & Drug)–3.67%

Academy, Ltd., Term Loan	4.50%	08/03/18	826	835,463
CDW LLC, Term Loan	3.50%	04/29/20	6,989	6,977,635
Collective Brands, Inc., Term Loan	7.25%	10/09/19	3,874	3,927,604
David’s Bridal, Inc., Revolver Loan	3.75%	10/11/17	2,300	2,162,732
Term Loan B	5.00%	10/11/19	748	754,759
Guitar Center Inc., Extended Term Loan	5.54%	04/10/17	6,558	6,560,291
J. C. Penney Co., Inc., First Lien Term Loan	6.00%	05/21/18	5,670	5,759,570
J. Crew Group, Inc., Term Loan B1	4.00%	03/07/18	500	503,499
National Vision, Inc., Term Loan B	7.00%	08/02/18	2,336	2,382,334
Neiman Marcus Group, Inc. (The), Term Loan B	4.00%	05/16/18	305	305,382
OSP Group, Inc., First Lien Term Loan	5.50%	02/05/20	2,570	2,595,439
Pep Boys - Manny, Moe & Jack (The), Term Loan B (Acquired 10/15/12; Cost $1,913,802)	5.00%	10/11/18	1,927	1,953,282
Savers Inc., Term Loan	5.00%	07/09/19	6,435	6,487,253
Toys ‘R’ Us-Delaware, Inc., Term Loan	6.00%	09/01/16	1,300	1,306,049
Term Loan B2	5.25%	05/25/18	471	467,961
Term Loan B3	5.25%	05/25/18	311	309,995
Wilton Brands LLC, Term Loan B	7.50%	08/30/18	2,781	2,809,672
				46,098,920

Steel–0.76%
Ameriforge Group, Inc., First Lien Term Loan	5.00%	12/19/19	2,070	2,099,121
Second Lien Term Loan	8.75%	12/18/20	614	631,392
JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17	1,100	1,110,693
JMC Steel Group, Inc., Term Loan	4.75%	04/03/17	2,124	2,155,617
Tube City IMS Corp., Term Loan	4.75%	03/20/19	1,840	1,866,892
Waupaca Foundry, Inc., Term Loan	4.50%	06/29/17	1,674	1,681,253
				9,544,968

Surface Transport–1.01%

American Petroleum Tankers LLC, Term Loan B	4.75%	10/02/19	1,787	1,814,219
Avis Budget Car Rental, LLC, Term Loan B	3.00%	03/15/19	281	282,088
JHCI Acquisition, Inc., First Lien Term Loan	2.70%	06/19/14	2,802	2,783,548
Kenan Advantage Group, Inc., Term Loan	3.75%	06/10/16	1,888	1,900,933
Lineage Logistics Holdings, LLC, Term Loan	4.50%	04/26/19	279	280,619
U.S. Shipping Corp., Term Loan	9.00%	04/30/18	5,545	5,561,475
				12,622,882

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Telecommunications–7.32%

Arris Group, Inc., Term Loan B	3.50%	04/17/20	$4,652	$4,663,896
Avaya, Inc., Term Loan B3	4.77%	10/26/17	17,935	16,157,509
Term Loan B5	8.00%	03/30/18	4,539	4,354,866
Cellular South, Inc., Term Loan B	3.25%	05/22/20	2,406	2,417,818
Consolidated Communications, Inc., Term Loan B3	5.25%	12/31/18	7,245	7,335,136
Cricket Communications, Inc., Term Loan	4.75%	10/10/19	1,786	1,798,694
Term Loan C	4.75%	03/09/20	4,411	4,448,465
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19	7,231	7,173,355
Global Tel*Link Corp., First Lien Term Loan	5.00%	05/22/20	3,687	3,701,789
Intelsat Jackson Holdings S.A., Term Loan B1	4.25%	04/02/18	2,444	2,467,987
Level 3 Communications, Inc., Term Loan B	5.25%	08/01/19	1,514	1,536,869
Term Loan B-II	4.75%	08/01/19	11,257	11,374,486
Light Tower Fiber LLC, First Lien Term Loan B	4.50%	04/13/20	2,587	2,614,597
Second Lien Term Loan	8.00%	04/12/21	143	146,712
NTELOS Inc., Term Loan B	5.75%	11/08/19	7,565	7,490,463
Securus Technologies Holdings, Inc., First Lien Term Loan	4.75%	04/30/20	273	274,330
Syniverse Holdings, Inc., Delayed Draw Term Loan	4.00%	04/23/19	6,329	6,368,669
Time Warner Telecom Holdings Inc., Term Loan B	2.70%	04/17/20	1,062	1,068,724
U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	3,519	3,525,284
Windstream Corp., Term Loan B4	3.50%	01/23/20	2,987	3,006,836
				91,926,485

Utilities–2.58%

AES Corp. (The), Term Loan B	3.75%	06/01/18	1,121	1,134,593
Calpine Corp., Term Loan B1	3.00%	05/04/20	3,712	3,697,856
Term Loan B2	3.25%	01/31/22	1,856	1,856,611
Term Loan B3	4.00%	10/09/19	5,028	5,083,457
Dynegy Holdings Inc., Term Loan B2	4.00%	04/23/20	1,964	1,975,233
La Frontera Generation, LLC, Term Loan	4.50%	09/30/20	662	669,073
LSP Madison Funding LLC, Term Loan	5.50%	06/28/19	1,952	1,974,087
NSG Holdings LLC, Term Loan	4.75%	12/11/19	900	913,747
Texas Competitive Electric Holdings Co., LLC, Extended Term Loan	4.72%	10/10/17	6,355	4,614,142
Term Loan	3.72%	10/10/14	13,507	10,493,578
				32,412,377
Total Variable Rate Senior Loan Interests (Cost $1,290,438,699)				1,277,719,162

U.S. Dollar Denominated Bonds and Notes–10.24%

Air Transport–0.78%

Air Lease Corp.	7.38%	01/30/19	7,010	8,026,336
Continental Airlines, Inc. (h)	6.75%	09/15/15	1,700	1,785,000
				9,811,336

Automotive–0.39%

Gestamp Funding Luxembourg S.A. (Luxembourg) (h)	5.63%	05/31/20	1,835	1,799,975
Goodyear Tire & Rubber Co. (The)	6.50%	03/01/21	1,888	1,996,560
Schaeffler Finance B.V. (Netherlands) (h)	4.75%	05/15/21	1,095	1,091,018
				4,887,553

Business Equipment & Services–0.30%

First Data Corp. (h)	6.75%	11/01/20	3,608	3,792,910

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Cable & Satellite Television–0.81%

Lynx II Corp. (h)	5.38%	04/15/21	$200	$208,500
UPC Broadband Holdings, B.V. (Netherlands) (h)	6.63%	07/01/20	1,385	1,482,008
UPC Broadband Holdings, B.V. (Netherlands) (h)	6.88%	01/15/22	328	358,250
UPC Broadband Holdings, B.V. (Netherlands) (h)	7.25%	11/15/21	7,223	8,125,875
				10,174,633

Chemicals & Plastics–0.85%

Hexion Specialty Chemicals, Inc.	6.63%	04/15/20	1,085	1,131,112
Hexion Specialty Chemicals, Inc. (h)	6.63%	04/15/20	7,672	7,998,060
INEOS Group Holdings S.A. (h)	6.13%	08/15/18	200	199,500
Ineos Holdings Ltd. (h)	7.50%	05/01/20	291	320,828
Ineos Holdings Ltd. (h)	8.38%	02/15/19	457	512,982
Taminco Global Chemical Corp. (h)	9.75%	03/31/20	419	477,660
				10,640,142

Containers & Glass Products–1.64%

Ardagh Glass Finance (Ireland) (h)	7.00%	11/15/20	1,254	1,310,430
Reynolds Group Holdings Inc.	5.75%	10/15/20	11,883	12,180,075
Reynolds Group Holdings Inc.	7.88%	08/15/19	3,197	3,516,700
Reynolds Group Holdings Inc.	9.88%	08/15/19	3,309	3,623,355
				20,630,560

Ecological Services & Equipment–0.09%

Environmental Systems Products Holdings, Inc.	16.00%	12/31/19	1,110	1,109,628

Food Products–0.05%

Chiquita Brands LLC (h)	7.88%	02/01/21	562	606,257

Forest Products–0.29%

Verso Paper Holding LLC	11.75%	01/15/19	3,452	3,676,380

Health Care–0.96%

Accellent Inc.	8.38%	02/01/17	4,272	4,549,680
Biomet Inc. (h)	6.50%	08/01/20	866	915,795
Community Health Systems, Inc.	5.13%	08/15/18	1,140	1,199,850
DJO Finance LLC	8.75%	03/15/18	2,552	2,832,720
Kindred Healthcare, Inc.	8.25%	06/01/19	1,004	1,059,220
Kinetic Concepts, Inc.	10.50%	11/01/18	1,393	1,532,300
				12,089,565

Lodging & Casinos–0.07%

Chester Downs & Marina LLC (h)	9.25%	01/15/20	836	819,280

Nonferrous Metals & Minerals–0.13%

TiZir Ltd. (United Kingdom)	9.00%	09/28/17	1,600	1,644,000

Oil & Gas–0.60%

NGPL PipeCo LLC (h)	9.63%	06/01/19	1,456	1,630,720
Pacific Drilling S.A. (Luxembourg) (h)	5.38%	06/01/20	2,928	2,912,724
Tervita Corp. (Canada) (h)	8.00%	11/15/18	2,588	2,736,293
Western Refining, Inc. (h)	6.25%	04/01/21	232	241,280
				7,521,017

Publishing–0.17%

Merrill Communications, LLC	10.00%	03/08/23	2,467	2,109,655

Radio & Television–0.96%

Clear Channel Communications, Inc. (h)	9.00%	12/15/19	3,138	3,185,070
Univision Communications, Inc. (h)	6.75%	09/15/22	8,256	8,875,200
				12,060,270

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Retailers (except Food & Drug)–0.23%

Claire’s Stores, Inc. (h)	9.00%	03/15/19	$2,003	$2,268,398
Targus Group International, Inc., PIK (f)	10.00%	06/14/19	672	671,748
				2,940,146

Telecommunications–0.94%

Goodman Networks, Inc. (h)	12.13%	07/01/18	822	889,815
Goodman Networks, Inc. (h)	13.13%	07/01/18	4,340	4,839,100
Wind Acquisition Finance S.A. (Italy) (h)	6.50%	04/30/20	269	283,795
Wind Acquisition Finance S.A. (Italy) (h)	7.25%	02/15/18	3,026	3,169,735
Windstream Corp.	6.38%	08/01/23	25	24,875
Windstream Corp.	7.50%	06/01/22	2,483	2,644,395
				11,851,715

Utilities–0.98%

Calpine Corp. (h)	7.50%	02/15/21	7,566	8,247,291
Calpine Corp. (h)	7.88%	01/15/23	1	354
NRG Energy Inc. (h)	6.63%	03/15/23	1,466	1,575,950
NRG Energy Inc.	7.63%	05/15/19	2,257	2,414,990
				12,238,585
Total U.S. Dollar Denominated Bonds and Notes (Cost $121,477,192)				128,603,632

Structured Products–4.30%

Apidos Cinco CDO Ltd. (Cayman Islands) (h)(i)	4.53%	05/14/20	639	613,496
Apidos CLO II (Cayman Islands) (h)(i)	5.03%	12/21/18	1,038	1,035,633
Apidos IX CDO Ltd. (Cayman Islands) (h)(i)	6.78%	07/15/23	1,767	1,782,266
Apidos Quattro CDO Ltd. (Cayman Islands) (h)(i)	3.88%	01/20/19	721	674,675
Apidos X CDO Ltd. (Cayman Islands) (h)(i)	6.53%	10/30/22	2,238	2,246,755
Apidos XI CDO Ltd. (h)(i)	5.74%	01/17/23	3,105	3,017,848
Ares XI CLO Ltd. (h)(i)	3.28%	10/11/21	1,278	1,259,836
Atrium CDO Corp. (Acquired 04/25/13; Cost $3,560,426) (h)(i)	4.78%	07/16/25	3,932	3,560,426
Atrium IV CDO Corp. (h)	9.18%	06/08/19	594	617,601
Columbus Nova CLO Ltd. (h)(i)	3.87%	05/16/19	625	574,944
Columbus Nova CLO Ltd. (h)(i)	3.87%	05/16/19	3,167	2,913,355
Flagship CLO VI Corp. (h)(i)	5.03%	06/10/21	1,918	1,836,083
Flagship CLO VI Corp. (h)(i)	5.03%	06/10/21	1,671	1,599,910
Four Corners CLO II, Ltd. (h)(i)	2.15%	01/26/20	573	552,486
Four Corners CLO II, Ltd. (h)(i)	2.15%	01/26/20	191	184,162
Gramercy Park CLO Ltd. (h)(i)	5.78%	07/17/23	3,695	3,726,775
Halcyon Loan Investors CLO II, Ltd. (Cayman Islands) (h)(i)	3.88%	04/24/21	2,875	2,658,780
ING Investment Management CLO I, Ltd. (h)(i)	6.04%	04/15/24	2,600	2,540,351
ING Investment Management CLO III, Ltd. (h)(i)	3.78%	12/13/20	2,098	1,948,472
ING Investment Management CLO III, Ltd. (h)(i)	6.13%	10/15/22	807	814,287
ING Investment Management CLO IV, Ltd. (Cayman Islands) (h)(i)	4.53%	06/14/22	542	507,145
ING Investment Management CLO IV, Ltd. (h)(i)	6.03%	10/15/23	3,047	3,074,421
KKR Financial CLO Ltd. (h)(i)	6.00%	12/15/24	3,150	3,111,283
Madison Park Funding IV Ltd. (h)(i)	3.88%	03/22/21	2,424	2,338,608
Pacifica CDO VI, Ltd. (h)(i)	4.03%	08/15/21	1,059	962,443
Sierra CLO II Ltd. (i)	3.78%	01/22/21	1,279	1,116,207
Silverado CLO II Ltd. (h)(i)	4.03%	10/16/20	1,545	1,416,192
Slater Mill Loan Fund, L.P. (h)(i)	5.77%	08/17/22	2,023	2,022,924
Symphony CLO IX, Ltd. (h)(i)	5.28%	04/16/22	3,521	3,423,005
Symphony CLO VIII, Ltd. (h)(i)	6.03%	01/09/23	1,916	1,921,175
Total Structured Products (Cost $47,584,166)				54,051,544

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Shares	Value

Common Stocks & Other Equity Interests–1.89%

Building & Development–0.64%

Axia Acquisition Corp. (g)(h)(j)	505	$1,263,250
Building Materials Holding Corp. (h)(j)	1,279,379	4,157,982
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/10; Cost $7,938,060) (h)(j)	780	0
Class B (Acquired 07/15/10; Cost $93,975) (h)(j)	9	0
Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(j)	39	0
Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(j)	54	0
Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(j)	60	0
Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(j)	67	0
Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(j)	76	0
Newhall Holding Co., LLC, Class A (h)(j)	621,593	1,440,230
Rhodes Homes (h)(j)	1,038,734	259,683
WCI Communities, Inc. (h)(j)	9,079	907,900
		8,029,045

Chemicals & Plastics–0.04%

Metokote Corp., Wts. expiring 11/22/23 (Acquired 12/05/11; Cost $0) (h)(j)	295	511,305

Conglomerates–0.05%

Euramax International, Inc. (h)(j)	3,272	654,440

Containers & Glass Products–0.00%

Nexpak Corp. (Acquired 09/01/99; Cost $6,411,681) (h)(j)	70	0

Cosmetics & Toiletries–0.17%

Levlad, LLC (h)(j)	4,893	4,892
Marietta Intermediate Holding Corp. (Acquired 12/22/04-01/14/05; Cost $4,632,828) (g)(h)(j)	3,872,488	2,091,144
Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/25/06; Cost $0) (g)(h)(j)	519,444	0
		2,096,036

Ecological Services & Equipment–0.04%

Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0) (h)(j)	13,648	537,731

Financial Intermediaries–0.00%

RJO Holdings Corp. (h)(j)	2,852	28,516
RJO Holdings Corp., Class A (h)(j)	2,314	1,157
RJO Holdings Corp., Class B (h)(j)	3,000	1,500
		31,173

Home Furnishings–0.14%

Generation Brands LLC (Acquired 01/29/10; Cost $0) (h)(j)	9,358	0
WKI Holding Co. Inc. (Acquired 01/31/03; Cost $138,363) (h)(j)	52,654	1,797,081
		1,797,081

Leisure Goods, Activities & Movies–0.05%

MEGA Brands Inc. (Canada) (j)	41,386	584,813

Lodging & Casinos–0.46%

Twin River Worldwide Holdings, Inc., Class A (h)(j)	189,050	4,466,306
Class B (h)(j)	3,583	1,254,166
		5,720,472

Oil & Gas–0.00%

Vitruvian Exploration LLC (h)	55,390	13,848

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

	Shares	Value

Publishing–0.24%

Affiliated Media, Inc. (h)(j)	81,915	$1,146,812
Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,793,148) (g)(h)(j)	8,426	0
Endurance Business Media, Inc., Class A (g)(h)(j)	13,517	1,352
F&W Media, Inc. (h)(j)	18,385	919
F&W Media, Inc., Wts. expiring 06/09/14 (h)(j)	3,779	189
MC Communications, LLC (Acquired 07/02/09; Cost $0) (h)(j)	739,818	0
Merrill Communications LLC, Class A (h)(k)	326,686	677,873
SuperMedia Inc. (k)	2,108	38,933
Tribune Co., Class A (k)	19,027	1,079,782
		2,945,860

Radio & Television–0.04%

AR Broadcasting, LLC, Wts. expiring 02/15/18 (h)(j)	1,722	465,072
Cumulus Media Holdings, Inc., Class A (j)	7,442	27,610
		492,682

Retailers (except Food & Drug)–0.02%

Targus Group International, Inc. (Acquired 12/16/09; Cost $0) (h)(j)	22,469	296,815

Telecommunications–0.00%

CTM Media Holdings Inc., Class B (l)	127	6,099
Total Common Stocks & Other Equity Interests (Cost $63,136,129)		23,717,400

Preferred Stocks–0.05%

Ecological Services & Equipment–0.05%

Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $78,100) (h)(j)	3,124	575,972

Financial Intermediaries–0.00%

RTS Investor Corp. (h)(j)	584	46,137

Utilities–0.00%

Genie Energy Ltd., Class B (l)	7,632	61,208
Total Preferred Stocks (Cost $257,720)		683,317

Money Market Funds–1.73%

Liquid Assets Portfolio, Institutional Class (m)	10,876,846	10,876,846
Premier Portfolio, Institutional Class (m)	10,876,845	10,876,845
Total Money Market Funds (Cost $21,753,691)		21,753,691

Time Deposits–0.03%

State Street Bank & Trust Co. ($321,421 par, 0.01% coupon, dated 05/31/13, to be sold on 06/03/13 at $321,421) (Cost $321,421)		321,421
TOTAL INVESTMENTS–119.99% (Cost $1,544,969,018)		1,506,850,167
BORROWINGS–(16.32)%		(205,000,000)
OTHER ASSETS LESS LIABILITIES–(3.67)%		(46,046,059)
NET ASSETS–100.00%		$1,255,804,108

Investment Abbreviations:

CDO	—Collateralized Debt Obligation
CLO	—Collateralized Loan Obligation
DIP	—Debtor-in-possession
LOC	—Letter of Credit
PIK	—Payment in Kind
Wts.	—Warrants

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

Notes to Schedule of Investments:

(a)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

(c)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at May 31, 2013 was $1,184,463, which represented 0.09% of the Fund’s Net Assets.

(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 4.

(e)	This floating rate interest will settle after May 31, 2013, at which time the interest rate will be determined.

(f)	All or a portion of this security is Payment-in-Kind.

(g)

Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of May 31, 2013 was $14,894,178, which represented 1.19% of the Fund’s Net Assets. See Note 3.

(h)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2013 was $148,197,662, which represented 11.80% of the Fund’s Net Assets.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2013.

(j)	Non-income producing security acquired through the restructuring of senior loans.

(k)	Non-income producing security.

(l)	Security acquired through the restructuring of senior loans.

(m)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Senior Loan Fund

Notes to Quarterly Schedule of Portfolio Holdings

May 31, 2013

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco Senior Loan Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
E.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with

Invesco Senior Loan Fund

E.	Swap Agreements – (continued)

respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

F.	Industry Concentration – To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
G.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Invesco Senior Loan Fund

H.	Bank Loan Risk Disclosures – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
I.	Other Risks – The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2	– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Senior Loan Fund

The following is a summary of the tiered valuation input levels, as of May 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,179,150,121	$98,569,041	$1,277,719,162
Bonds & Notes	—	126,822,256	1,781,376	128,603,632
Structured Products	—	50,491,118	3,560,426	54,051,544
Equity	7,575,982	32,303,306	6,275,120	46,154,408
Time Deposits	—	321,421	—	321,421
Total Investments	$7,575,982	$1,389,088,222	$110,185,963	$1,506,850,167

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Variable Rate Senior Loan Interests during the three months ended May 31, 2013:

	Beginning Balance, as of February 28, 2013	Purchases at Cost	Proceeds from Sales	Accrued discounts/ premiums	Net realized gain (loss)	Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of May 31, 2013
Variable Rate Senior Loan Interests	$99,748,007	$7,009,046	$(13,776,760)	$51,540	$(704,487)	$2,181,434	$34,297,025	$(30,236,764)	$98,569,041

The Variable Rate Senior Loan Interests determined to be level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. Investments in Variable Rate Senior Loan Interests were transferred from Level 2 to Level 3 due to third-party vendor quotations utilizing single market quotes and was assumed to have occurred at the end of the reporting period. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended May 31, 2013.

	Value 02/28/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 05/31/13	Interest Income
Axia Acquisition Corp., Common Shares	$1,263,250	$—	$—	$—	$—	$1,263,250	$—
Axia Acquisition Corp., PIK Second Lien Term Loan A	838,830	14,226	—	77,562	—	930,618	13,636
Axia Acquisition Corp., Revolver Loan	1,548,544	—	—	104,986	—	1,653,530	4,472
Axia Acquisition Corp., Second Lien Term Loan B	1,391,433	—	—	146,467	—	1,537,900	20,795
Cygnus Business Media, Inc., Common Shares	0	—	—	—	—	0	—
Cygnus Business Media, Inc., PIK Term Loan	2,742,071	—	(64,751)	354,399	80	3,031,799	147,650
Endurance Business Media, Inc., Class A Common Shares	135,172	—	—	(133,820)	—	1,352	—
Endurance Business Media, Inc., First Lien Term Loan	1,296,582	—	(17,996)	19,947	(5,550)	1,292,983	107,477
Marietta Intermediate Holding Corp., Common Shares	2,091,144	—	—	—	—	2,091,144	—
Marietta Intermediate Holding Corp., PIK First Lien Term Loan B	2,864,265	56,189	—	171,148	—	3,091,602	57,319
Marietta Intermediate Holding Corp., Warrants	0	—	—	—	—	0	—
Total	$14,171,291	$70,415	$(82,747)	$740,689	$(5,470)	$14,894,178	$351,349

Invesco Senior Loan Fund

NOTE 4 — Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of May 31, 2013. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount	Value
AMF Bowling Worldwide, Inc.	DIP Delayed Draw Term Loan	$79,716	$79,318
Axia Acquisition Corp.	Revolver Loan	1,749,767	1,653,530
Boyd Gaming Corp.	Class A Revolver Loan	1,825,070	1,795,413
Delta Air Lines, Inc.	Revolver Loan	8,340,476	7,954,729
GateHouse Media Operating, Inc.	Revolver Loan	1,500,000	1,275,000
Lake at Las Vegas Joint Venture, LLC	PIK Exit Revolver Loan	16,242	6,172
Reynolds Group Holding, Inc.	Revolver Loan	6,528,031	6,523,950
Surgical Care Affiliates, Inc.	Extended Revolver Loan B	3,000,000	2,820,000
West Corp.	Extended Revolver Loan	3,192,428	2,873,185
		$26,231,730	$24,981,297

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2013 was $529,271,193 and $535,239,365, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$60,958,850
Aggregate unrealized (depreciation) of investment securities	(120,044,874)
Net unrealized appreciation (depreciation) of investment securities	$(59,086,024)
Cost of investments for tax purposes is $1,565,936,191.

Invesco Senior Loan Fund

Item 2. Controls and Procedures.

(a)	As of May 23, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 23, 2013, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Loan Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	July 30, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	July 30, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	July 30, 2013

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.